POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Walthausen Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President and a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JEFFREY R. PROVENCE and JOANN M. STRASSER his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-147324 and 811-22143), hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  14th  day of January, 2008.

/s/ John B. Walthausen

John B. Walthausen

President and Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF SARATOGA

)

Before me, a Notary Public, in and for said county and state, personally appeared John B. Walthausen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  14th  day of January, 2008.

/s/ Craig F. Zappia

Notary Public

My commission expires: 4/2011

CRAIG F. ZAPPIA

Notary Public, State of New York

Reg.#02ZA6090331

Qualified in Monroe County

Commission Expires April 7, 2011

530372.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Walthausen Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JEFFREY R. PROVENCE; JOHN B. WALTHAUSEN and JOANN M. STRASSER his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-147324 and 811-22143), hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this   14th day of January, 2008.

/s/ Kenneth V. Crane

Kenneth V. Crane

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF SARATOGA

)

Before me, a Notary Public, in and for said county and state, personally appeared Kenneth V. Crane, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  14th  day of January, 2008.

/s/ Craig F. Zappia

Notary Public

My commission expires: 4/2011

CRAIG F. ZAPPIA

Notary Public, State of New York

Reg.#02ZA6090331

Qualified in Monroe County

Commission Expires April 7, 2011

530372.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Walthausen Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JEFFREY R. PROVENCE, JOHN B. WALTHAUSEN and JOANN M. STRASSER his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-147324 and 811-22143), hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this   14th  day of January, 2008.

/s/ Edward A. LaVarnway

Edward A. LaVarnway
                                                                                    Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF SARATOGA

)

Before me, a Notary Public, in and for said county and state, personally appeared Edward A. LaVarnway, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  14th  day of January, 2008.

/s/ Craig F. Zappia

Notary Public

My commission expires: 4/2011

CRAIG F. ZAPPIA

Notary Public, State of New York

Reg.#02ZA6090331

Qualified in Monroe County

Commission Expires April 7, 2011

530372.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Walthausen Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JEFFREY R. PROVENCE, JOHN B. WALTHAUSEN and JOANN M. STRASSER her attorney for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-147324 and 811-22143), hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this  14th  day of January, 2008.

/s/ Clara K. Wentland

Clara K. Wentland

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF SARATOGA

)

Before me, a Notary Public, in and for said county and state, personally appeared Clara K. Wentland, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  14th  day of January, 2008.

/s/ Craig F. Zappia

Notary Public

My commission expires: 4/2011

CRAIG F. ZAPPIA

Notary Public, State of New York

Reg.#02ZA6090331

Qualified in Monroe County

Commission Expires April 7, 2011

530372.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Walthausen Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JEFFREY R. PROVENCE, JOHN B. WALTHAUSEN and JOANN M. STRASSER his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-147324 and 811-22143), hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  14th  day of January, 2008.

/s/ Mark Logan Hodge

Mark Logan Hodge

Treasurer

STATE OF NEW YORK

)

)

ss:

COUNTY OF SARATOGA

)

Before me, a Notary Public, in and for said county and state, personally appeared Mark Logan Hodge, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  14th  day of January, 2008.

/s/ Craig F. Zappia

Notary Public

My commission expires: 4/2011

CRAIG F. ZAPPIA

Notary Public, State of New York

Reg.#02ZA6090331

Qualified in Monroe County

Commission Expires April 7, 2011

530372.1

CERTIFICATE

The undersigned, President of Walthausen Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held January     14     , 2008, and is in full force and effect:

"WHEREAS, Walthausen Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-147324 and 811-22143) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JEFFREY R. PROVENCE, JOANN M. STRASSER and JOHN B. WALTHAUSEN, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-147324 and 811-22143), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated:  January   14  , 2008

/s/ John B. Walthausen

John B. Walthausen, President

Walthausen Funds

530372.1